                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     FORM 8-K

                                              Current Report Pursuant
                                           to Section 13 or 15(d) of the
                                        Securities and Exchange Act of 1934

Date of report (earliest event reported):            August 13, 2002

                                               TAUBMAN CENTERS, INC.
                              (Exact Name of Registrant as Specified in its Charter)

         MICHIGAN                   1-11530                  38-2033632
  (State of Other Jurisdiction     (Commission             (I.R.S. Employer
         of Incorporation)         File Number)         Identification Number

     200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan 48303-0200
  (Address of Principal Executive Office)

    Registrant's Telephone Number, Including Area Code:  (248) 258-6800

                                                       None
                           (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99(a)             Certification  of Chief Executive  Officer pursuant to 18 USC 1350 (Section 906
of the  Sarbanes-Oxley  Act of 2002),  dated August 13,  2002,   executed  by  Robert S. Taubman,  Chief  Executive
Officer of Taubman Centers, Inc.

                  99(b)             Certification  of Chief Financial  Officer pursuant to 18 USC 1350 (Section 906 of the  Sarbanes-Oxley  Act of 2002), dated August 13, 2002, signed by Lisa  A. Payne, Chief  Financial  Officer of
Taubman Centers, Inc.

Item 9.  Regulation FD Disclosure

         On August  13,  2002,  the  registrant  filed its Form  10-Q  for the  quarter  ended  June  30, 2002 (the
"10-Q").  Accompanying the 10-Q were the certifications of Robert S. Taubman,  Chief Executive Officer, and Lisa A.
Payne,  Chief  Financial  Officer,   as  required  by  Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  which
Certifications are filed as Exhibits to this Current Report.

                                                    SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the  Registrant  has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August  13, 2002                                       TAUBMAN CENTERS, INC.

                                                              By: /s/ Lisa A. Payne
                                                                 ____________________________
                                                              Lisa A. Payne
                                                              Executive Vice President and
                                                              Chief Financial and
                                                              Administrative Officer

                                                   EXHIBIT INDEX

Exhibit Number

                           99(a)     Certification of Chief Executive  Officer pursuant to 18 USC 1350 (Section 906 of the  Sarbanes-Oxley  Act  of 2002),  dated  August 13,  2002,  executed  by Robert S. Taubman,  Chief  Executive
Officer of Taubman Centers, Inc.

                           99(b)    Certification  of Chief Financial  Officer pursuant to 18 USC 1350 (Section 906 of the  Sarbanes-Oxley  Act of 2002), dated August 13, 2002,  signed  by  Lisa A. Payne, Chief Financial Officer of
Taubman Centers, Inc.